Summary Prospectus    September 30, 2013, as supplemented May 1, 2014
Voya Capital Allocation Fund  (formerly, ING Capital Allocation Fund)
Class/Ticker: A/ATLAX; B/ALYBX; C/ACLGX; I/ALEGX; O/IDSIX; W/IAFWX
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Prospectus and other Fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.voyainvestments.com/literature; email a request to Literature_request@voyainvestments.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Fund's Prospectus and Statement of Additional Information, each dated September 30, 2013, as supplemented, and the audited financial statements on pages 7 - 21 of the Fund’s shareholder report dated May 31, 2013 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
INVESTMENT OBJECTIVE
The Fund seeks to provide total return consisting of capital growth, both realized and unrealized, and current income.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 46) or the Statement of Additional Information (page 142).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	O	W2
Management Fees	%	0.09	0.09	0.09	0.09	0.09	0.09
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	0.25	None
Administrative Services Fees	%	0.08	0.08	0.08	0.08	0.08	0.08
Other Expenses	%	0.23	0.23	0.23	0.17	0.23	0.23
Acquired Fund Fees and Expenses	%	0.77	0.77	0.77	0.77	0.77	0.77
Total Annual Fund Operating Expenses[3]	%	1.42	2.17	2.17	1.11	1.42	1.17
Class		A	B	C	I	O	W2
Waivers and Reimbursements[4]	%	(0.27)	(0.27)	(0.27)	(0.21)	(0.27)	(0.27)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.15	1.90	1.90	0.90	1.15	0.90
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Based on Class A shares’ expenses adjusted for class specific differences.
3	Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
4	The adviser is contractually obligated to limit expenses to 1.15%, 1.90%, 1.90%, 0.90%, 1.15%, and 0.90% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through October 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Fund’s board; or (iii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within three years.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
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Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$685	973	1,282	2,157
B	Sold	$693	953	1,340	2,291
	Held	$193	653	1,140	2,291
C	Sold	$293	653	1,140	2,482
	Held	$193	653	1,140	2,482
I	Sold or Held	$92	332	591	1,333
O	Sold or Held	$117	423	751	1,679
W	Sold or Held	$92	345	618	1,397
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the sub-adviser (“Sub-Adviser”) invests the assets of the Fund in a combination of Underlying Funds that, in turn, invest directly in securities (such as stocks and bonds). Under normal market conditions, approximately 65% of the Fund's net assets will be allocated to Underlying Funds that invest in equity securities, and approximately 35% of the Fund's net assets will be allocated to Underlying Funds that invest in debt instruments, including U.S. government securities and money market instruments (“Target Allocations”). The percentage weight of the Fund's assets invested in Underlying Funds that invest in equity securities may range from 25-80%. The percentage weight of the Fund’s assets invested in Underlying Funds that invest in debt instruments may range from 20-50%. The asset allocation limits apply at the time of purchase of a particular security.
The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to these asset classes will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategies.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash and non-traditional asset classes (also known as alternative strategies) which includes real estate, commodities, and floating rate loans. In addition, the Sub-Adviser may seek to enhance returns and/or moderate volatility through investment strategies such as tactical asset allocation, option strategies, including but not limited to, covered call writing, puts, calls and spreads, and defensive cash positioning.
The Fund may also allocate in the future to the following asset class: absolute return strategies. Absolute return strategies are intended to produce returns that may not be correlated or are inversely correlated with equity index performance. There can be no assurance that the allocation will occur.
The Sub-Adviser uses a proprietary asset allocation strategy to determine the Target Allocations for the Fund. The Sub-Adviser uses asset allocation models to determine how much to invest in the various asset classes, regions, styles, and strategies.
The equity securities in which the Underlying Funds may invest include, but are not limited to: domestic and international stocks of companies of any market capitalization; emerging market securities; domestic and international real estate stocks, including real estate investment trusts (“REITs”); and natural resource/commodity securities.
The debt instruments in which the Underlying Funds may invest include, but are not limited to: domestic and international short-, intermediate- and long-term bonds; high-yield debt securities rated below investment grade commonly referred to as “junk bonds;” treasury inflation protected securities (“TIPS”); and debt instruments without limitations on maturity.
The Fund may also invest in derivative instruments including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), puts, calls and spreads to make tactical allocations, as a substitute for taking a position in the underlying assets, and to assist in managing cash.
The Fund may invest up to 20% of its total assets in exchange-traded funds.
The Fund may also invest in other securities to gain exposure to asset classes, to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash. The Fund may hold up to 25% of its assets in cash and cash equivalents to generate alpha and limit downside in volatile market environments. In addition to other short-term investments, the Fund may invest in affiliated registered and unregistered money market funds to manage the Fund's cash pending investment in other strategies.
The Fund may also employ a strategy (the “Option Strategy”) of writing (selling) call options (each a “Call Option”) on indices, exchange-traded funds, and/or baskets of securities in an attempt to generate gains from option premiums to seek to increase total return and to seek to reduce volatility. Because the performance of the securities underlying each Call Option are expected to correlate closely with the performance of one or more Underlying Funds, during the term of each written Call Option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such Underlying Funds. Thus, the Option Strategy may limit the Fund's ability to benefit from appreciation of Underlying Funds. At the same time, the premium received in connection with the sale of Call Options may partially offset potential declines in value of the Underlying Funds during periods of declining markets.
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Summary Prospectus	Voya Capital Allocation Fund

Additionally, the Fund may employ an options “collar” strategy (the “Collar Strategy”) by purchasing and selling put options and writing call options on equity indices, exchange-traded funds, and baskets of securities, correlated with the Fund's portfolio, or Underlying Funds held in the Fund's portfolio in order to partially reduce the exposure of the Fund to declines in the value of the Underlying Funds in its portfolio and to generate capital gains in declining markets by employing put spreads and generating premiums from writing call options.
The net notional value of the call and put options entered into via the Option Strategy and the Collar Strategy may not exceed 25% of the Fund's net assets.
The adviser (“Adviser”) oversees the Sub-Adviser in managing the Fund. The Target Allocations may be changed by the Sub-Adviser at any time, and actual allocations of the Fund's assets will often deviate from the Target Allocations due to a “Tactical Asset Allocation Strategy.” The Tactical Asset Allocation Strategy will seek to evaluate the attractiveness of a range of asset classes and investment strategies to position the Fund to benefit from pricing inefficiencies. The Tactical Asset Allocation Strategy seeks to derive its source of outperformance from macro or “top down” decisions. The Fund may be rebalanced periodically to return to the Target Allocations and inflows and outflows may be managed to attain the Target Allocations.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation    Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund or an Underlying Fund would experience a decline in income.
Commodities    The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps    The Fund or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund or an Underlying Fund pays a fee to protect against the risk that a security held by the Fund or the Underlying Fund will default. As a seller of the swap, the Fund or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of the security in the event of a default of the security issuer. As a seller of a swap, the Fund or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that the Fund or an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Fund or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund or an Underlying Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund or the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact
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Summary Prospectus	Voya Capital Allocation Fund

investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Inflation-Indexed Bonds    If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The Fund or certain Underlying Funds invest based on a proprietary model managed by the manager. The manager's proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund or an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Options    The Fund could lose money if it sells call options on securities or indices whose value then rises above the buyer's exercise price. By selling call options to hedge against the risk of loss on its investments, the Fund could miss out on gains.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Over-the-Counter Investments    Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions.
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Summary Prospectus	Voya Capital Allocation Fund

Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose an Underlying Fund to counterparty risk.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2009, 11.81% and Worst quarter: 4th, 2008, -13.66%
The Fund's Class A shares' year-to-date total return as of June 30, 2013: 2.88%
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Summary Prospectus	Voya Capital Allocation Fund

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	6.44	1.10	4.17	01/20/97
After tax on distributions	%	5.60	(0.02)	3.04	—
After tax on distributions with sale	%	4.41	0.18	2.98	—
S&P Target Risk Growth Index[1]	%	11.72	2.21	7.20[2]	—
Barclays U.S. Aggregate Bond Index[1]	%	4.21	5.95	5.18	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	8.21	—
Russell 3000® Index[1]	%	16.42	2.04	7.68	—
Class B before taxes	%	6.98	1.17	4.01	03/01/99
S&P Target Risk Growth Index[1]	%	11.72	2.21	7.20[2]	—
Barclays U.S. Aggregate Bond Index[1]	%	4.21	5.95	5.18	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	8.21	—
Russell 3000® Index[1]	%	16.42	2.04	7.68	—
Class C before taxes	%	10.81	1.52	3.99	06/30/98
S&P Target Risk Growth Index[1]	%	11.72	2.21	7.20[2]	—
Barclays U.S. Aggregate Bond Index[1]	%	4.21	5.95	5.18	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	8.21	—
Russell 3000® Index[1]	%	16.42	2.04	7.68	—
Class I before taxes	%	13.10	2.55	5.06	01/04/95
S&P Target Risk Growth Index[1]	%	11.72	2.21	7.20[2]	—
Barclays U.S. Aggregate Bond Index[1]	%	4.21	5.95	5.18	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	8.21	—
Russell 3000® Index[1]	%	16.42	2.04	7.68	—
Class O before taxes	%	12.73	2.29	2.93	11/15/06
S&P Target Risk Growth Index[1]	%	11.72	2.21	3.57[4]	—
Barclays U.S. Aggregate Bond Index[1]	%	4.21	5.95	6.04[4]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	(0.35)[4]	—
Russell 3000® Index[1]	%	16.42	2.04	3.04[4]	—
Class W before taxes	%	13.29	9.25	N/A	08/05/11
S&P Target Risk Growth Index[1]	%	11.72	10.24	N/A	—
Barclays U.S. Aggregate Bond Index[1]	%	4.21	4.90	N/A	—
MSCI EAFE® Index[3]	%	17.32	7.48	N/A	—
Russell 3000® Index[1]	%	16.42	15.76	N/A	—
1	The index returns do not reflect deductions for fees, expenses or taxes.
2	The inception date of the S&P Target Risk Growth Index is January 31, 2007.
3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions or other expenses.
4	Reflects index performance since the date closest to the Class' inception for which data is available.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Derek Sasveld Portfolio Manager (since 08/13)	Paul Zemsky, CFA Portfolio Manager (since 04/07)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	O	W
Non-retirement accounts	$1,000	250,000	1,000	1,000
Retirement accounts	$250	250,000	250	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	—	1,000	—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Summary Prospectus	Voya Capital Allocation Fund

SPRO-20001201 (0514-050114)